UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

EMERGING MARKETS HORIZON CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41136	98-1607027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Ekaterinis Kornarou Street, 3rd floor Stovolos, 2024 Nicosia, Cyprus	2024
(Address of principal executive offices)	(Zip Code)

+357 22 150494
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant to acquire one Class A ordinary share	HORIU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	HORI	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HORIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On December 13, 2021, Emerging Markets Horizon Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including the issuance of 3,750,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, EM Horizon Investments, generating gross proceeds to the Company of $13,500,000.

A total of $293,250,000, consisting of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of December 13, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of December 13, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2021

Emerging Markets Horizon Corp.

By:	/s/ Riccardo Orcel
Name:	Riccardo Orcel
Title:	Chief Executive Officer

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